Exhibit 12

October    , 2017

American New World Trust

a series of John Hancock Variable Insurance Trust

601 Congress Street

Boston, MA 02210

Emerging Markets Value Trust

a series of John Hancock Variable Insurance Trust

601 Congress Street

Boston, MA 02210

John Hancock Life Insurance Company (U.S.A.)

601 Congress Street

Boston, MA 02210

John Hancock Life Insurance Company of New York

601 Congress Street

Boston, MA 02210

Re:	Reorganization to Combine Series of a Massachusetts Business Trust

Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to the holders (“Contract Owners”) of certain variable annuity contracts and variable life insurance policies (collectively, the “Contracts”) that are issued or administered by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) or by John Hancock Life Insurance Company of New York (“John Hancock NY”) and funded by separate accounts of John Hancock USA or John Hancock NY for which American New World Trust (“Acquired Fund”), a separate series of John Hancock Variable Insurance Trust, a Massachusetts business trust (“JHVIT”), and Emerging Markets Value Trust (the “Acquiring Fund”), also a separate series of JHVIT, serve as underlying investment vehicles.

Pursuant to the Agreement and Plan of Reorganization (the "Plan") dated as of ________, 2017, executed by JHVIT on behalf of the Acquired Fund and Acquiring Fund, Acquired Fund will transfer all of its assets to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund ("Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of Acquired Fund in complete liquidation of Acquired Fund (the "Reorganization").

K&L Gates LLP

State Street Financial Center   One Lincoln Street   Boston   MA 02111

T +1 617 261 3100   F +1 617 261 3175   klgates.com

October   , 2017

For purposes of this opinion, we have examined and rely upon (1) the Plan, (2) the Proxy Statement/Prospectus dated September 14, 2017, (3) the facts and representations contained in the letter dated as of this date, addressed to us from John Hancock USA and John Hancock NY, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

For purposes of this opinion, we are assuming that:

(1)  each of the Contracts is and, at the time of the Reorganization, will be treated as a "variable contract" within the meaning of Section 817(d) of the Internal Revenue Code of 1986, as amended (the "Code");

(2)  the ownership of shares in Acquired Fund and Acquiring Fund, and access to such Funds, satisfies the requirements and limitations set forth in Treas. Reg. Section 1.817-5(f); and

(3)  under the so-called investor control rules, either John Hancock USA or John Hancock NY, and not the Contract Owners, have been and are treated for federal income tax purposes as the owners of the interests in Acquired Fund and Acquiring Fund that underlie the Contracts.

This opinion is based upon the Code, United States Treasury regulations, judicial decisions and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon (a) the Reorganization taking place in the manner described in the Plan, (b) the information provided in the Proxy Statement/Prospectus referred to above, and (c) the facts and representations contained in the letter dated as of this date, addressed to us from John Hancock USA and John Hancock NY, and also the above assumptions, being true and accurate as of the closing date of the Reorganization.

Based upon the foregoing, it is our opinion that, for federal income tax purposes, the Contract Owners will not recognize any taxable income, gains or losses as a result of the Reorganization.

October   , 2017

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan and the representations made to us.

Very truly yours,

October   , 2017

American New World Trust

a series of John Hancock Variable Insurance Trust

601 Congress Street

Boston, MA 02210

Emerging Markets Value Trust

a series of John Hancock Variable Insurance Trust

601 Congress Street

Boston, MA 02210

Re:	Reorganization to Combine Series of a Massachusetts Business Trust

Ladies and Gentlemen:

John Hancock Variable Insurance Trust, a Massachusetts business trust (“JHVIT”), on behalf of its series Emerging Markets Value Trust (the “Acquiring Fund”) and its series American New World Trust (“Acquired Fund”), has requested our opinion as to certain federal income tax consequences of transactions (the “Reorganization”) in which the Acquiring Fund will acquire substantially all of the assets and assume all of the liabilities of the Acquired Fund in exchange solely for shares of beneficial interest in the Acquiring Fund (“Acquiring Fund Shares”) pursuant to an Agreement and Plan of Reorganization (“Agreement”) entered into by JHVIT, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, on                , 2017.1 Specifically, the Funds have requested our opinion that the consummation of the Reorganization will qualify as a “reorganization” (as defined in section 368(a)).2

1 Each of the Acquired Fund and Acquiring Fund is sometimes referred to herein as a “Fund,” and JHVIT is sometimes referred to herein as an “Investment Company.”

2 All “section” references are to the Internal Revenue Code of 1986, as amended (“Code”), unless otherwise noted, and all “Treas. Reg. §” references are to the regulations under the Code (“Regulations”).

K&L Gates LLP

State Street Financial Center   One Lincoln Street   Boston   MA 02111

T +1 617 261 3100   F +1 617 261 3175   klgates.com

October   , 2017

In rendering this opinion, we have examined (1) the Agreement, (2) the Proxy Statement/Prospectus dated September 14, 2017, regarding the Reorganization (“Proxy Statement”) that was furnished in connection with the solicitation, by the members of JHVIT’s Board of Trustees (“Board”), of proxies for use at a special meeting of the Acquired Fund’s shareholders that was held on October 19, 2017, and (3) other documents we have deemed necessary or appropriate for the purposes hereof (collectively, “Documents”). We have assumed, for purposes hereof, the accuracy and completeness of the information contained in all the Documents. As to various matters of fact material to this opinion, we have relied, exclusively and without independent verification (with your permission), on the representations and warranties set forth in the Agreement and on the statements and representations of officers and other representatives of the Acquiring Fund and the Acquired Fund (collectively, “Representations”). We have assumed that any Representation made “to the knowledge and belief” (or similar qualification) of any person or party is, and at the Closing Date (as defined in the Agreement) will be, correct without such qualification. We have also assumed that as to all matters for which a person or entity has represented that such person or entity is not a party to, does not have, or is not aware of any plan, intention, understanding, or agreement, there is no such plan, intention, understanding, or agreement. Finally, we have assumed that the Documents and the Representations present all the material and relevant facts relating to the Reorganization.

OPINION

Based solely on the facts and representations set forth in the reviewed documents and the representations of officers of the Investment Company, and conditioned on (i) those representations’ being true on the closing date of the Reorganization and (ii) the Reorganization’s being consummated in accordance with the Agreement (without the waiver or modification of any terms or conditions thereof), our opinion with respect to the federal income tax consequences of the Reorganization is as follows.

1.       The Reorganization will be a reorganization under section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund will each be a party to a reorganization under section 368(b) of the Code.

2.       No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares, followed by the distribution of those Acquiring Fund Shares to the Acquired Fund’s shareholders in liquidation of the Acquired Fund.

October   , 2017

3.       No gain or loss will be recognized by the Acquiring Fund on the receipt of the Acquired Fund's assets and the assumption of its liabilities in exchange solely for the Acquiring Fund Shares.

4.       The basis of the Acquired Fund's assets in the hands of the Acquiring Fund will be the same as the basis of such assets in the Acquired Fund's hands immediately prior to the Reorganization.

5.       The Acquiring Fund's holding period in the assets to be received from the Acquired Fund will include the Acquired Fund's holding period in such assets (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

6.       The Acquired Fund’s shareholders will recognize no gain or loss on the exchange of their shares of beneficial interest in the Acquired Fund (“Acquired Fund Shares”) for Acquiring Fund Shares in the Reorganization.

7.       The Acquired Fund’s shareholders’ aggregate basis in the Acquiring Fund Shares to be received by them will be the same as their aggregate basis in the Acquired Fund Shares to be surrendered in exchange therefor.

8.       The holding period of the Acquiring Fund Shares to be received by the Acquired Fund’s shareholders will include the holding period of the Acquired Fund Shares to be surrendered in exchange therefor, provided those Acquired Fund Shares were held as capital assets on the date of the Reorganization.

Our opinion is based on, and is conditioned on the continued applicability of, the provisions of the Code and the Regulations, judicial decisions, and rulings and other pronouncements of the Internal Revenue Service (“Service”) in existence on the date hereof. All the foregoing authorities are subject to change or modification that can be applied retroactively and thus also could affect the conclusions expressed herein; we assume no responsibility to update our opinion after the date hereof with respect to any such change or modification. Our opinion represents our best judgment regarding how a court would decide the issues addressed herein and is not binding on the Service or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance thereon will not be challenged by the Service, and although we believe that our opinion would be sustained by a court if challenged, there can be no assurances to that effect.

October   , 2017

Our opinion addresses only the specific federal income tax consequences of the Reorganization set forth above and does not address any other federal, or any state, local, or foreign tax consequences of the Reorganization or any other action (including any taken in connection therewith). Our opinion also applies only if each Fund is solvent, and we express no opinion about the tax treatment of the transactions described herein if any Fund is insolvent. Finally, our opinion is solely for the information and use of the addressees and their shareholders and may not be relied on for any purpose by any other person without our express written consent.

Very truly yours,

October   , 2017

Core Strategy Trust

a series of John Hancock Variable Insurance Trust

601 Congress Street

Boston, MA 02210

Lifestyle Growth PS Series

a series of John Hancock Variable Insurance Trust

601 Congress Street

Boston, MA 02210

John Hancock Life Insurance Company (U.S.A.)

601 Congress Street

Boston, MA 02210

John Hancock Life Insurance Company of New York

601 Congress Street

Boston, MA 02210

Re:	Reorganization to Combine Series of a Massachusetts Business Trust

Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to the holders (“Contract Owners”) of certain variable annuity contracts and variable life insurance policies (collectively, the “Contracts”) that are issued or administered by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) or by John Hancock Life Insurance Company of New York (“John Hancock NY”) and funded by separate accounts of John Hancock USA or John Hancock NY for which Core Strategy Trust (“Acquired Fund”), a separate series of John Hancock Variable Insurance Trust, a Massachusetts business trust (“JHVIT”), and Lifestyle Growth PS Series (the “Acquiring Fund”), also a separate series of JHVIT, serve as underlying investment vehicles.

Pursuant to the Agreement and Plan of Reorganization (the "Plan") dated as of ________, 2017, executed by JHVIT on behalf of the Acquired Fund and Acquiring Fund, Acquired Fund will transfer all of its assets to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund ("Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of Acquired Fund in complete liquidation of Acquired Fund (the "Reorganization").

K&L Gates LLP

State Street Financial Center   One Lincoln Street   Boston   MA 02111

T +1 617 261 3100   F +1 617 261 3175   klgates.com

October   , 2017

For purposes of this opinion, we have examined and rely upon (1) the Plan, (2) the Proxy Statement/Prospectus dated September 14, 2017, (3) the facts and representations contained in the letter dated as of this date, addressed to us from John Hancock USA and John Hancock NY, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

For purposes of this opinion, we are assuming that:

(4)  each of the Contracts is and, at the time of the Reorganization, will be treated as a "variable contract" within the meaning of Section 817(d) of the Internal Revenue Code of 1986, as amended (the "Code");

(5)  the ownership of shares in Acquired Fund and Acquiring Fund, and access to such Funds, satisfies the requirements and limitations set forth in Treas. Reg. Section 1.817-5(f); and

(6)  under the so-called investor control rules, either John Hancock USA or John Hancock NY, and not the Contract Owners, have been and are treated for federal income tax purposes as the owners of the interests in Acquired Fund and Acquiring Fund that underlie the Contracts.

This opinion is based upon the Code, United States Treasury regulations, judicial decisions and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon (a) the Reorganization taking place in the manner described in the Plan, (b) the information provided in the Proxy Statement/Prospectus referred to above, and (c) the facts and representations contained in the letter dated as of this date, addressed to us from John Hancock USA and John Hancock NY, and also the above assumptions, being true and accurate as of the closing date of the Reorganization.

Based upon the foregoing, it is our opinion that, for federal income tax purposes, the Contract Owners will not recognize any taxable income, gains or losses as a result of the Reorganization.

October   , 2017

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan and the representations made to us.

Very truly yours,

October   , 2017

Core Strategy Trust

a series of John Hancock Variable Insurance Trust

601 Congress Street

Boston, MA 02210

Lifestyle Growth PS Series

a series of John Hancock Variable Insurance Trust

601 Congress Street

Boston, MA 02210

Re:	Reorganization to Combine Series of a Massachusetts Business Trust

Ladies and Gentlemen:

John Hancock Variable Insurance Trust, a Massachusetts business trust (“JHVIT”), on behalf of its series Lifestyle Growth PS Series (the “Acquiring Fund”) and its series Core Strategy Trust (“Acquired Fund”), has requested our opinion as to certain federal income tax consequences of transactions (the “Reorganization”) in which the Acquiring Fund will acquire substantially all of the assets and assume all of the liabilities of the Acquired Fund in exchange solely for shares of beneficial interest in the Acquiring Fund (“Acquiring Fund Shares”) pursuant to an Agreement and Plan of Reorganization (“Agreement”) entered into by JHVIT, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, on                , 2017.3 Specifically, the Funds have requested our opinion that the consummation of the Reorganization will qualify as a “reorganization” (as defined in section 368(a)).4

3 Each of the Acquired Fund and Acquiring Fund is sometimes referred to herein as a “Fund,” and JHVIT is sometimes referred to herein as an “Investment Company.”

4 All “section” references are to the Internal Revenue Code of 1986, as amended (“Code”), unless otherwise noted, and all “Treas. Reg. §” references are to the regulations under the Code (“Regulations”).

K&L Gates LLP

State Street Financial Center   One Lincoln Street   Boston   MA 02111

T +1 617 261 3100   F +1 617 261 3175   klgates.com

October   , 2017

In rendering this opinion, we have examined (1) the Agreement, (2) the Proxy Statement/Prospectus dated September 14, 2017, regarding the Reorganization (“Proxy Statement”) that was furnished in connection with the solicitation, by the members of JHVIT’s Board of Trustees (“Board”), of proxies for use at a special meeting of the Acquired Fund’s shareholders that was held on October 19, 2017, and (3) other documents we have deemed necessary or appropriate for the purposes hereof (collectively, “Documents”). We have assumed, for purposes hereof, the accuracy and completeness of the information contained in all the Documents. As to various matters of fact material to this opinion, we have relied, exclusively and without independent verification (with your permission), on the representations and warranties set forth in the Agreement and on the statements and representations of officers and other representatives of the Acquiring Fund and the Acquired Fund (collectively, “Representations”). We have assumed that any Representation made “to the knowledge and belief” (or similar qualification) of any person or party is, and at the Closing Date (as defined in the Agreement) will be, correct without such qualification. We have also assumed that as to all matters for which a person or entity has represented that such person or entity is not a party to, does not have, or is not aware of any plan, intention, understanding, or agreement, there is no such plan, intention, understanding, or agreement. Finally, we have assumed that the Documents and the Representations present all the material and relevant facts relating to the Reorganization.

OPINION

Based solely on the facts and representations set forth in the reviewed documents and the representations of officers of the Investment Company, and conditioned on (i) those representations’ being true on the closing date of the Reorganization and (ii) the Reorganization’s being consummated in accordance with the Agreement (without the waiver or modification of any terms or conditions thereof), our opinion with respect to the federal income tax consequences of the Reorganization is as follows.

1.       The Reorganization will be a reorganization under section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund will each be a party to a reorganization under section 368(b) of the Code.

2.       No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares, followed by the distribution of those Acquiring Fund Shares to the Acquired Fund’s shareholders in liquidation of the Acquired Fund.

October   , 2017

3.       No gain or loss will be recognized by the Acquiring Fund on the receipt of the Acquired Fund's assets and the assumption of its liabilities in exchange solely for the Acquiring Fund Shares.

4.       The basis of the Acquired Fund's assets in the hands of the Acquiring Fund will be the same as the basis of such assets in the Acquired Fund's hands immediately prior to the Reorganization.

5.       The Acquiring Fund's holding period in the assets to be received from the Acquired Fund will include the Acquired Fund's holding period in such assets (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

6.       The Acquired Fund’s shareholders will recognize no gain or loss on the exchange of their shares of beneficial interest in the Acquired Fund (“Acquired Fund Shares”) for Acquiring Fund Shares in the Reorganization.

7.       The Acquired Fund’s shareholders’ aggregate basis in the Acquiring Fund Shares to be received by them will be the same as their aggregate basis in the Acquired Fund Shares to be surrendered in exchange therefor.

8.       The holding period of the Acquiring Fund Shares to be received by the Acquired Fund’s shareholders will include the holding period of the Acquired Fund Shares to be surrendered in exchange therefor, provided those Acquired Fund Shares were held as capital assets on the date of the Reorganization.

Our opinion is based on, and is conditioned on the continued applicability of, the provisions of the Code and the Regulations, judicial decisions, and rulings and other pronouncements of the Internal Revenue Service (“Service”) in existence on the date hereof. All the foregoing authorities are subject to change or modification that can be applied retroactively and thus also could affect the conclusions expressed herein; we assume no responsibility to update our opinion after the date hereof with respect to any such change or modification. Our opinion represents our best judgment regarding how a court would decide the issues addressed herein and is not binding on the Service or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance thereon will not be challenged by the Service, and although we believe that our opinion would be sustained by a court if challenged, there can be no assurances to that effect.

October   , 2017

Our opinion addresses only the specific federal income tax consequences of the Reorganization set forth above and does not address any other federal, or any state, local, or foreign tax consequences of the Reorganization or any other action (including any taken in connection therewith). Our opinion also applies only if each Fund is solvent, and we express no opinion about the tax treatment of the transactions described herein if any Fund is insolvent. Finally, our opinion is solely for the information and use of the addressees and their shareholders and may not be relied on for any purpose by any other person without our express written consent.

Very truly yours,

October   , 2017

Value Trust

a series of John Hancock Variable Insurance Trust

601 Congress Street

Boston, MA 02210

Mid Cap Index Trust

a series of John Hancock Variable Insurance Trust

601 Congress Street

Boston, MA 02210

John Hancock Life Insurance Company (U.S.A.)

601 Congress Street

Boston, MA 02210

John Hancock Life Insurance Company of New York

601 Congress Street

Boston, MA 02210

Re:	Reorganization to Combine Series of a Massachusetts Business Trust

Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to the holders (“Contract Owners”) of certain variable annuity contracts and variable life insurance policies (collectively, the “Contracts”) that are issued or administered by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) or by John Hancock Life Insurance Company of New York (“John Hancock NY”) and funded by separate accounts of John Hancock USA or John Hancock NY for which Value Trust (“Acquired Fund”), a separate series of John Hancock Variable Insurance Trust, a Massachusetts business trust (“JHVIT”), and Mid Cap Index Trust (the “Acquiring Fund”), also a separate series of JHVIT, serve as underlying investment vehicles.

Pursuant to the Agreement and Plan of Reorganization (the "Plan") dated as of ________, 2017, executed by JHVIT on behalf of the Acquired Fund and Acquiring Fund, Acquired Fund will transfer all of its assets to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund ("Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of Acquired Fund in complete liquidation of Acquired Fund (the "Reorganization").

K&L Gates LLP

State Street Financial Center   One Lincoln Street   Boston   MA 02111

T +1 617 261 3100   F +1 617 261 3175   klgates.com

October   , 2017

For purposes of this opinion, we have examined and rely upon (1) the Plan, (2) the Proxy Statement/Prospectus dated September 14, 2017, (3) the facts and representations contained in the letter dated as of this date, addressed to us from John Hancock USA and John Hancock NY, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

For purposes of this opinion, we are assuming that:

(7)  each of the Contracts is and, at the time of the Reorganization, will be treated as a "variable contract" within the meaning of Section 817(d) of the Internal Revenue Code of 1986, as amended (the "Code");

(8)  the ownership of shares in Acquired Fund and Acquiring Fund, and access to such Funds, satisfies the requirements and limitations set forth in Treas. Reg. Section 1.817-5(f); and

(9)  under the so-called investor control rules, either John Hancock USA or John Hancock NY, and not the Contract Owners, have been and are treated for federal income tax purposes as the owners of the interests in Acquired Fund and Acquiring Fund that underlie the Contracts.

This opinion is based upon the Code, United States Treasury regulations, judicial decisions and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon (a) the Reorganization taking place in the manner described in the Plan, (b) the information provided in the Proxy Statement/Prospectus referred to above, and (c) the facts and representations contained in the letter dated as of this date, addressed to us from John Hancock USA and John Hancock NY, and also the above assumptions, being true and accurate as of the closing date of the Reorganization.

Based upon the foregoing, it is our opinion that, for federal income tax purposes, the Contract Owners will not recognize any taxable income, gains or losses as a result of the Reorganization.

October   , 2017

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan and the representations made to us.

Very truly yours,

October   , 2017

Value Trust

a series of John Hancock Variable Insurance Trust

601 Congress Street

Boston, MA 02210

Mid Cap Index Trust

a series of John Hancock Variable Insurance Trust

601 Congress Street

Boston, MA 02210

Re:	Reorganization to Combine Series of a Massachusetts Business Trust

Ladies and Gentlemen:

John Hancock Variable Insurance Trust, a Massachusetts business trust (“JHVIT”), on behalf of its series Mid Cap Index Trust (the “Acquiring Fund”) and its series Value Trust (“Acquired Fund”), has requested our opinion as to certain federal income tax consequences of transactions (the “Reorganization”) in which the Acquiring Fund will acquire substantially all of the assets and assume all of the liabilities of the Acquired Fund in exchange solely for shares of beneficial interest in the Acquiring Fund (“Acquiring Fund Shares”) pursuant to an Agreement and Plan of Reorganization (“Agreement”) entered into by JHVIT, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, on                , 2017.5 Specifically, the Funds have requested our opinion that the consummation of the Reorganization will qualify as a “reorganization” (as defined in section 368(a)).6

5 Each of the Acquired Fund and Acquiring Fund is sometimes referred to herein as a “Fund,” and JHVIT is sometimes referred to herein as an “Investment Company.”

6 All “section” references are to the Internal Revenue Code of 1986, as amended (“Code”), unless otherwise noted, and all “Treas. Reg. §” references are to the regulations under the Code (“Regulations”).

K&L Gates LLP

State Street Financial Center   One Lincoln Street   Boston   MA 02111

T +1 617 261 3100   F +1 617 261 3175   klgates.com

October   , 2017

In rendering this opinion, we have examined (1) the Agreement, (2) the Proxy Statement/Prospectus dated September 14, 2017, regarding the Reorganization (“Proxy Statement”) that was furnished in connection with the solicitation, by the members of JHVIT’s Board of Trustees (“Board”), of proxies for use at a special meeting of the Acquired Fund’s shareholders that was held on October 19, 2017, and (3) other documents we have deemed necessary or appropriate for the purposes hereof (collectively, “Documents”). We have assumed, for purposes hereof, the accuracy and completeness of the information contained in all the Documents. As to various matters of fact material to this opinion, we have relied, exclusively and without independent verification (with your permission), on the representations and warranties set forth in the Agreement and on the statements and representations of officers and other representatives of the Acquiring Fund and the Acquired Fund (collectively, “Representations”). We have assumed that any Representation made “to the knowledge and belief” (or similar qualification) of any person or party is, and at the Closing Date (as defined in the Agreement) will be, correct without such qualification. We have also assumed that as to all matters for which a person or entity has represented that such person or entity is not a party to, does not have, or is not aware of any plan, intention, understanding, or agreement, there is no such plan, intention, understanding, or agreement. Finally, we have assumed that the Documents and the Representations present all the material and relevant facts relating to the Reorganization.

OPINION

Based solely on the facts and representations set forth in the reviewed documents and the representations of officers of the Investment Company, and conditioned on (i) those representations’ being true on the closing date of the Reorganization and (ii) the Reorganization’s being consummated in accordance with the Agreement (without the waiver or modification of any terms or conditions thereof), our opinion with respect to the federal income tax consequences of the Reorganization is as follows.

1.       The Reorganization will be a reorganization under section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund will each be a party to a reorganization under section 368(b) of the Code.

2.       No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares, followed by the distribution of those Acquiring Fund Shares to the Acquired Fund’s shareholders in liquidation of the Acquired Fund.

October   , 2017

3.       No gain or loss will be recognized by the Acquiring Fund on the receipt of the Acquired Fund's assets and the assumption of its liabilities in exchange solely for the Acquiring Fund Shares.

4.       The basis of the Acquired Fund's assets in the hands of the Acquiring Fund will be the same as the basis of such assets in the Acquired Fund's hands immediately prior to the Reorganization.

5.       The Acquiring Fund's holding period in the assets to be received from the Acquired Fund will include the Acquired Fund's holding period in such assets (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

6.       The Acquired Fund’s shareholders will recognize no gain or loss on the exchange of their shares of beneficial interest in the Acquired Fund (“Acquired Fund Shares”) for Acquiring Fund Shares in the Reorganization.

7.       The Acquired Fund’s shareholders’ aggregate basis in the Acquiring Fund Shares to be received by them will be the same as their aggregate basis in the Acquired Fund Shares to be surrendered in exchange therefor.

8.       The holding period of the Acquiring Fund Shares to be received by the Acquired Fund’s shareholders will include the holding period of the Acquired Fund Shares to be surrendered in exchange therefor, provided those Acquired Fund Shares were held as capital assets on the date of the Reorganization.

Our opinion is based on, and is conditioned on the continued applicability of, the provisions of the Code and the Regulations, judicial decisions, and rulings and other pronouncements of the Internal Revenue Service (“Service”) in existence on the date hereof. All the foregoing authorities are subject to change or modification that can be applied retroactively and thus also could affect the conclusions expressed herein; we assume no responsibility to update our opinion after the date hereof with respect to any such change or modification. Our opinion represents our best judgment regarding how a court would decide the issues addressed herein and is not binding on the Service or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance thereon will not be challenged by the Service, and although we believe that our opinion would be sustained by a court if challenged, there can be no assurances to that effect.

October   , 2017

Our opinion addresses only the specific federal income tax consequences of the Reorganization set forth above and does not address any other federal, or any state, local, or foreign tax consequences of the Reorganization or any other action (including any taken in connection therewith). Our opinion also applies only if each Fund is solvent, and we express no opinion about the tax treatment of the transactions described herein if any Fund is insolvent. Finally, our opinion is solely for the information and use of the addressees and their shareholders and may not be relied on for any purpose by any other person without our express written consent.

Very truly yours,